SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported): August 2, 2004

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                     0-21696                    22-3106987
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
    of Incorporation)               File Number)             Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

          In its press release dated August 2, 2004, included as Exhibit 99.1 hereto, ARIAD Pharmaceuticals, Inc. updated the status of its clinical and preclinical programs under the headings, "Update on AP23573 Clinical Program" and "Update on Preclinical Programs." The Company hereby incorporates such information by reference into Item 5 of this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits.

          99.1  The Registrant's Press Release dated August 2, 2004.

          The portions of the Press Release incorporated by reference into Item 5 of this Current Report on Form 8-K are being filed pursuant to Item
          5. The remaining portions of the Press Release are being furnished pursuant to Item 12 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On August 2, 2004, ARIAD Pharmaceuticals, Inc. announced its financial results for the three months ended June 30, 2004. A copy of the Press Release is furnished pursuant to this Item 12 as Exhibit 99.1 to this Current Report on Form 8-K.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ARIAD PHARMACEUTICALS, INC.



                                            By:   /s/ Edward M. Fitzgerald
                                                  ------------------------------
                                                  Edward M. Fitzgerald
                                                  Senior Vice President and
                                                  Chief Financial Officer


Date:  August 2, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description                               Sequential Page Number
-------         -----------                               ----------------------

99.1            The Registrant's Press Release dated                 4
                August 2, 2004.







                                       3